[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

Amendment No. 2

(hereinafter the "Amendment No. 2")

to the Technology Transfer, Clinical Supply Agreement

dated October 23, 2012,

(hereinafter the "Agreement")

between

Versartis, Inc.

4200 Bohannon Drive,

Suite 250,

Menlo Park, CA 94025

USA

(hereinafter called "VERSARTIS") and

Boehringer Ingelheim Biopharmaceuticals GmbH

Binger Straβe 173

55216 Ingelheim/Rhein

Germany

(hereinafter called "BI").

Preamble

Whereas, the Agreement has been concluded between VERSARTIS and BI's Affiliated Company Boehringer Ingelheim RCV GmbH & Co KG ("BI RCV") regarding the manufacture of VRS-317. Originally, the Services anticipated under the Agreement did only cover the manufacture of VRS-317 as bulk drug substance.

Whereas, effective October 1, 2013, VERSARTIS and BI RCV amended the Agreement to change some of the exhibits to the Agreement, and to add certain work packages that included the manufacture of drug product in order for BI RCV to provide additional cGMP fill and finish work and additional bulk drug substance services.

Whereas, BI RCV assigned the Agreement, as amended, with all rights and obligations to BI with effect from January 1st, 2014, with the exception of the Quality Agreement, which remained unaffected and for which BI RCV continued to assume all rights and obligations related to it.

Whereas, Versartis wishes to have BI perform additional Drug Substance Services including but not limited to development and optimization and manufacture of additional Phase III Drug Substance and performance of PPQ Runs for the validation of Drug Substance at the Facility.

Whereas, Versartis wishes to have BI perform additional Services for Drug Product, including but not limited to the establishment of the filling process for pre-filled syringes (PFS) and vials at BI's Affiliated Company Boehringer Ingelheim Pharma GmbH & Co. KG ("BI Pharma").

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Whereas, Versartis wishes to have BI manufacture, for VERSARTIS" clinical Phase III studies two different forms of Drug Product, and accordingly, BI is preparing to fill Drug Substance into Drug Product vials at the Facility in Vienna (BI RCV) for Phase III only, and in parallel, BI is preparing for the establishment of the filling process in PFS (Commercial Manufacturing Process) including PPQ runs for the validation of Drug Product at the Facility in Biberach (BI Pharma).

NOW THEREFORE, the Parties agree that hereby (i) certain definitions and warranties of the Agreement need to be amended, and (ii) the Appendices 3, 4 and 5 of the Agreement shall be updated to reflect these additional cGMP Services.

Except as otherwise indicated, defined terms in this Amendment No. 2 have the same meaning as in the Agreement, as amended.

1.	Subsections 1.14 through 1.42 are deleted in their entirety and replaced by the following Subsections 1.14 through 1.47:

1.14Commercial Manufacturing Process

shall have the meaning as defined in Section 1.31. For the purpose of this Agreement, the term Commercial Manufacturing Process refers to the Manufacturing Process that BI will use to manufacture commercial Drug Substance and commercial Drug Product in PFS or vials (i.e., Product that is marketed, distributed, and sold or intended to be sold). The term Commercial Manufacturing Process does not include Drug Product intended to be used for clinical trials.

1.15Confidential Information

shall mean any information and materials disclosed by a Party or an Affiliated Company of such Party to the other Party or its Affiliated Company(ies), which information includes, but is not limited to: all know-how, trade secrets, inventions, non-public patent applications, processes, concepts, technology regarding the manufacture of biopharmaceuticals, and experimental methods as well as information concerning the Disclosing Party's and/or its Affiliated Companies' financial situation, customers, business plans, and its or its Affiliated Companies' research and product designs and other data and information disclosed or exchanged under the CDA and this Agreement; as well as the terms of the CDA and of this Agreement.

1.16 CUSTOMER Deliverables

shall mean the [*] and any other material and documents to be provided by CUSTOMER to BI as listed in detail in Appendix 1.

1.17CUSTOMER Improvements

shall have the meaning as set forth in Section 8.2.1.

1.18 Direct Competitor

shall mean for BI: a third party which is exclusively or primarily in the business of offering and providing services for the manufacture of biopharmaceuticals for the benefit of other companies (unless such other companies are solely affiliated companies of such other company). For the sake of clarity, "Direct Competitor" shall not include a third party such as [*] which is primarily in the business of developing and commercializing pharmaceutical products but which may also contract manufacturing services; and for CUSTOMER: a third party developing, manufacturing or selling a pharmaceutical product for the same indication as the Product.

1.19 Disclosing Party

in the capacity of disclosing Confidential Information and Know-How, each Party is referred to as the Disclosing Party.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.20 Drug Product

shall mean the unlabeled final dosage form of a pharmaceutical medicine containing Drug Substance formulated with selected excipients and packaged for the end user (i.e., vials, syringes), as listed in Exhibit 1 to the QA.

1.22 Drug Substance

shall mean an active pharmaceutical ingredient in formulated bulk form as listed in Exhibit 1 to the QA, which is subsequently used to produce Drug Product.

1.23 Effective Date

shall mean the date of commencement of this Agreement as mentioned on the cover page thereof.

1.24Facility

shall mean the biotech buildings and all other buildings located at [*], used by BI and/or its Affiliated Companies BI RCV and/or BI Pharma in performance of the Project.

1.25 Improvements

shall mean all discoveries and inventions, and all modifications, derivatives and improvements of Background IP or new uses thereof (whether or not protectable under patent, trademark, copyright or similar laws) that are discovered, invented, developed or reduced to practice in the performance of this Agreement.

1.26 Initial Process

shall mean the initial process for manufacturing Product developed and owned or in-licensed by CUSTOMER and reflected by the parameters, standards and preliminary specifications as summarized in Appendix 1 and Appendix 5.

1.27 Intellectual Property Rights

shall mean any and all now known or hereafter existing: (i) rights associated with works of authorship, including copyrights and moral rights; (ii) know-how and trade secret rights; (iii) patent rights and industrial property rights (including trademarks); (iv) other proprietary rights in all inventions (whether or not patentable), discoveries, methods, processes, techniques, specifications, protocols, schematics, diagrams, reagents, compounds, samples, formulation, data, circuit designs, design layout, databases, data, and other forms of technology; and (v) all registrations, applications, renewals, and extensions of the foregoing, in each case in any jurisdiction throughout the world, including, but not limited to, inventor's certificates, utility models, substitutions, confirmations, reissues, re-examinations, renewals or any like governmental grants for protection of inventions; and any pending application for any of the foregoing, including any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications, as well as extensions and supplementary protection certificates based thereon.

1.28 Knowledge

shall mean that which a Party knows or should have known following that inquiry a reasonable person would have made in light of the facts and circumstances.

1.29 Latent Defects

shall mean non-conformance of the Product with the Specifications other than Obvious Defects.

1.30 Losses

shall have the meaning set forth in Section 7.4a.

1.31 Manufacturing Process

shall mean the Initial Process adapted to the Facility and/or optimized or developed by BI during the performance of the Project. After the PPQ Runs, the Manufacturing Process shall be referred to as

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

"Commercial Manufacturing Process", if used to manufacture Product intended to be marketed, distributed, and sold or intended to be sold.

1.32 Manufacturer's Release

shall mean BI's release of a cGMP-conforming Batch of Product (either as drug substance or in the final dosage form as drug product- whichever is the case) in accordance with the QA.

1.33 Obvious Defects

shall mean any non-conformance of the Product with the Specifications, which is visible or easily detectable without any analysis in a laboratory.

1.34 Process Description

shall mean a controlled document of BI, approved by authorized technical and quality representatives of both Parties, that documents the general outline of the respective Manufacturing Process. It includes all relevant process parameters to be met and equipment and raw materials to be used.

1.35 "PPQ Runs"

shall mean the Manufacturing Process performance qualification Batches which will be used as basis for the Process Validation.

1.36 "Process Validation"

shall mean the collection and evaluation of data, from the process design stage through commercial production, which establishes scientific evidence that a process is capable of consistently delivering quality product.

1.37 Product

shall mean the pharmaceutical product described in Appendix 1 produced using the Manufacturing Process and formulated either as bulk Drug Substance or in final dosage form as Drug Product.

1.38 Project

shall mean the performance of the Services, including without limitation the development of the Manufacturing Process, if any, for the Product.

1.35 Project Fees

shall have the meaning specified in Section 3.1 hereof.

1.39 Project Manager

shall have the meaning specified in Section 2.2.1 hereof.

1.40 Project Plan

shall mean the plan describing the Services to be performed by BI (by itself or its Affiliated Companies) under the Project, including the (initial) Project timeline in Appendix 3, attached to this Agreement as Appendix 2.

1.41 Project Team

shall have the meaning specified in Section 2.2.2 hereof and at the Effective Date shall consist of the persons listed in. Appendix 6.

1.42 QA

shall mean the Quality Agreement attached hereto as Appendix 7, as modified from time to time.

1.43 Receiving Party

in the capacity of receiving Confidential Information and know-how, each Party is referred to as the Receiving Party.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.44 Representatives

shall mean a Party's Affiliated Companies and its own, as well as its Affiliated Companies' officers, employees and agents.

1.45 Service(s)

shall mean those certain services performed by BI under this Agreement as outlined in the Project Plan in Appendix 2.

1.46 Specification(s)

shall mean all the specifications and tests, analytical methods and/or limits, and the results thereof, as applicable, agreed by the Parties and within which the Product has to conform to be considered acceptable by CUSTOMER for clinical use. The Parties are in agreement, that pursuant to Section 2.7 in the first instance preliminary specifications shall be contained in Appendix 5 to this Agreement and shall thereafter be fixed to final Specifications as Appendix to the QA in accordance with Section 2.7. Such specifications may be amended as necessary and agreed in writing between the parties. The current clinical specifications shall serve as preliminary Specifications for the Commercial Manufacturing Process which shall be defined in the commercial supply agreement.

1.47 Steering Committee

shall have the meaning specified in Section 2.2.3 hereof.

2.	Section 4.2.2 is deleted in its entirety and replaced by the following:

"4.2.2 Cancellation or Postponement of Order for subsequent clinical supply:

Subject to Section 4.2.3, below:

If CUSTOMER cancels or postpones any campaign set forth in the Project Plan for the manufacture of Drug Substance for subsequent clinical supply less than [*] but more than [*] prior to the date on which [*], then CUSTOMER is required to pay [*] of the Project Fees for such campaign.

If CUSTOMER cancels or postpones any campaign set forth in the Project Plan for the manufacture of Drug Substance for subsequent clinical supply less than [*] but more than [*] prior to the date on which [*], then CUSTOMER is required to pay [*] of the Project Fees for such campaign.

If CUSTOMER cancels or postpones any campaign set forth in the Project Plan for the manufacture of Drug Product filled in vials or in pre-filled syringes for subsequent clinical supply less than [*] but more than [*] prior to the date on which [*], then CUSTOMER is required to pay [*] of the Project Fees for such campaign.

Cancellation or postponement of manufacture of Drug Substance campaign less than [*] but more than [*] prior to the date on which [*] results in a payment obligation of CUSTOMER of [*] of the Project Fees for such campaign and [*] for the cancellation or postponement of manufacture of Drug Product filled in vials or in pre-filled syringes.

Cancellation or postponement of manufacture of Drug Product filled in vials or in pre-filled syringes less than [*] prior to the date on which [*] results in a payment obligation of CUSTOMER of [*] of the Project Fees for such campaign.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TABLE SUMMARIZING CANCELLATION/POSTPONEMENT FEES:

CANCELLATION OR POSTPONEMENT LESS THAN	DRUG SUBSTANCE	DRUG PRODUCT FILLED IN VIALS	DRUG PRODUCT FILLED IN PRE-FILLED SYRINGES
prior to the date on which [*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]]

3.	Section 2.7 is deleted in its entirety and replaced by the following:

"2.7 Nature of the Project

As the Product with the optimized Phase III Manufacturing Process for Drug Substance and the prefilled syringes or vials for Drug Product has never been produced by BI at the Facility, CUSTOMER acknowledges that the Project is experimental in nature and that no favourable or useful Product(s) can be assured by BI. Therefore, the Parties have agreed to [*] as set forth in Appendix 5 of the Agreement.

The new technology transfer phase shall be completed with the first successful manufactured Batch at [*] scale (e.g. [*]) that meets the Product Specifications as mutually agreed by the Parties. Notwithstanding the foregoing, the Parties are in agreement that [*] shall be performed [*].

After [*] initial manufacturing runs [*], the Parties shall in good faith agree on a revision (if necessary) of the preliminary specifications that shall then be the respective Specifications for the Product in the respective clinical Phase manufactured in subsequent manufacturing runs at such scale, and, provided that the Manufacturing Process has not been materially changed the Project shall no longer be considered experimental in nature and the obligation to meet the respective Specification shall apply to all future manufacturing runs at such scale".

4.	Section 5.1 (b) is deleted in its entirety and replaced by the following:

"b.CUSTOMER shall prepare the draft chemistry, manufacturing and controls section of any regulatory filing supporting the clinical development of the Product for the USA and EU, with the exception of any requirements for combination products under 21 CFR PART 4 and similar requirements from non-U.S. regulatory authorities. BI will timely provide CUSTOMER with all necessary information to comply with 21 CFR PART 4 and 21 CFR § 820. BI shall timely perform reviews of the chemistry, manufacturing and controls section of any such regulatory filing for accuracy of content of such section prior to filing by CUSTOMER with the relevant regulatory authorities".

5.	Section 6.3 (e) is deleted in its entirety and replaced by the following:

[BI hereby represents and warrants ("gewährleistet") that:]

e.	"each Batch where a Manufacturer's Release has been performed will be manufactured in accordance with cGMP and on the date of BI's Manufacturer's Release shall comply with the Specifications".
3.

The Parties agree that Appendix 2 ("Project Plan (BI Services and Prices)") as attached to the Agreement, as amended, has been further amended by Change Order #47 effective March 17, 2015 and Change Order #37 effective as of July 10, 2015. Change Order #47, Change Order #37 and any

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

subsequent Change Orders and Proposals shall be governed by the Agreement, as amended, including this Amendment No. 2.
4.	The Parties agree that the additional cGMP services set forth in Change Orders #47 and #37 are considered part of the Services and firmly ordered.
5.

The Parties agree that the clinical specifications in Exhibit C shall serve as preliminary Specifications for the Commercial Manufacturing Process which shall be defined in the commercial supply agreement.

6.	Equally, the Parties agree that Appendices 3, 4 and 5, as attached to the Agreement (as amended), shall be updated and amended with Exhibits A, B, and C to this Amendment No. 2.
7.	Appendix 7 (QA) as attached to the Agreement (as amended), shall be updated and be replaced in its entirety by Exhibit D to this Amendment No. 2, which shall become the new Appendix 7.
8.	This Amendment No. 2 shall take effect as of November 18, 2015 ("Effective Date") and as far as not amended herein, the Agreement, as amended by Amendment No. 1, remains in full force and effect.

Signatures on the following page.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Ingelheim, November 18, 2015

Boehringer Ingelheim Biopharmaceuticals GmbH

/s/ Alois Konrad	/s/ Andreas Felder
Alois Konrad	Dr. Andreas Felder
VP, Business & Contracts	Head, Corporate Legal Biopharmaceuticals

Menlo Park, CA, November 30, 2015
Versartis, Inc.

/s/ Jay Shepard
Jay Shepard
CEO

List of Exhibits:

Exhibit A:Project Plan and Timeline

Exhibit B:Payment Schedule

Exhibit C:Product Testing Specifications

Exhibit D:QA: To Be Added

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A:  Project Plan and Timeline

[*] (1 page omitted)

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B:  Payment schedule covering all services

[*] (1 page omitted)

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit C: Product Testing Specifications

[*] (2 pages omitted)

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D: OA

To be added after signature.

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.